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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported): JULY 20, 2004


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                      1-12387                  76-0515284
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


         500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS             60045
          (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:    (847) 482-5000









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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        On July 20, 2004, Tenneco Automotive announced its results of operations for the second quarter of 2004. Exhibit 99.1 to this Form 8-K report presents the company's consolidated statement of income, balance sheet and statement of cash flows for the period ended June 30, 2004, as released by the company on July 20, 2004, and such Exhibit is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit       Description
     Number


      99.1 Tenneco Automotive's consolidated statement of income, balance sheet and statement of cash flows for the period ended June 30, 2004, as released by the company on July 20, 2004.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TENNECO AUTOMOTIVE INC.


Date: July 20, 2004                      By: /s/ KENNETH R. TRAMMELL
                                             ---------------------------------
                                             Kenneth R. Trammell
                                             Senior Vice President and
                                             Chief Financial Officer



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EXHIBIT INDEX

     Exhibit
     Number        Description

      99.1 Tenneco Automotive's consolidated statement of income, balance sheet and statement of cash flows for the period ended June 30, 2004, as released by the company on July 20, 2004.